UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      September 13, 2006

DURAVEST, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-27489	65-0924320
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

101 N. Wacker Drive, Suite 2006, Chicago, IL 60606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 525-8160

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. - Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On September 25, 2006 Duravest, Inc. ("Duravest" or the "Company") and Dr. Ogan Gurel entered into a Separation Agreement (the "Separation Agreement") pursuant to which Dr. Gurel resigned as a director and as Chief Executive Officer and President of Duravest and from all his officer and director positions with Duravest's subsidiaries. The Separation Agreement provides for the payment to Dr. Gurel of a lump sum amount of $97,500 on October 2, 2006, and an additional lump sum of $97,500 on April 2, 2007. In addition, Duravest agreed (i) to pay Dr. Gurel amounts equal to (A) $10,000 in satisfaction of unpaid salary and accrued vacation time through the termination date, and (B) $5,000 in unreimbursed expenses, (ii) that all Dr. Gurel's vested options in Duravest would remain unaffected by his termination and remain exercisable for their terms, and (iii) to continue Dr. Gurel's health benefits at Duravest's expense up to an aggregate of $5,000. The Separation Agreement provides for mutual releases and non-disparagement and a release of Dr. Gurel from the non-competition covenants in his employment agreement.

A copy of the Separation Agreement entered into between the Company and Dr. Gurel and dated September 25, 2006 is filed with this Form 8-K Report as Exhibit 12(a).

Section 5. - Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 13, 2006, the Board of Directors of Duravest announced that it accepted the resignation of Dr. Ogan Gurel as a director and as Chief Executive Officer and President of Duravest for personal reasons and to pursue other opportunities. The Board of Directors of Duravest announced it has elected Prof. Dr. Hans-Albert Kolb as chairman of the Board of Directors and a director, and appointed Hendrik Hammje as interim Chief Executive Officer. Prof. Dr. Kolb shall serve until the next annual meeting of shareholders, at which time he will be eligible to stand for re-election with the other members of the Board. Mr. Hammje will serve on an interim basis at the pleasure of the Board of Directors for an initial 3-month term as a consultant with an annualized compensation of $150,000 and the opportunity to earn a bonus equal to 20% of fees paid based on meeting performance objectives set by the Board of Directors.

The terms of Dr. Gurel's separation with the Company are outlined above in Item 1.01 of this Form 8-K Report describing the Separation Agreement, a copy of which is also attached hereto as an exhibit.

A copy of the press release issued by the Company on September 13, 2006 relating to the election of Prof. Dr. Kolb and Mr. Hammje is filed with this Form 8-K Report as Exhibit 12(b).

2

Section 9. - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

12(a)	Separation Agreement with Dr. Ogan Gurel dated September 25, 2006

12(b)	Press Release dated September 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURAVEST, INC.

Dated: October 6, 2006	By:	/s/ Hendrik Hammje
Hendrik Hammje, Interim CEO

3